UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2023

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:
This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2023. The amendment is being filed to include, as Exhibit 10.1 hereto, the Accommodation Agreement dated May 22, 2023, and as Exhibit 10.2 hereto, the Forbearance Agreement dated May 22, 2023. This amendment is also being filed to include Amendment No. 1 to Forbearance Agreement dated May 22, 2023 entered into on May 31, 2023 among and between Unique Fabricating NA, Inc., a Delaware corporation, and Unique-Intasco Canada, Inc., a corporation organized under the laws of the province of British Columbia, the Borrowers, Unique Fabricating, Inc., a Delaware corporation, Unique-Chardan, Inc., a Delaware corporation, Unique Molded Foam Technologies, Inc., a Delaware corporation, Unique Prescotech, Inc., a Delaware corporation, Unique Fabricating Realty, LLC, a Michigan limited liability company, Unique Fabricating South, Inc., a Michigan corporation and Unique-Intasco USA, Inc., a Michigan corporation, each a Guarantor and collectively, the Guaranators, the financial institutions signatory thereto (individually a “Lender,” and collectively the “Lenders”), Citizens Bank, National Association, a national banking association, as Agent for the Lenders (in such capacity, the Agent).

Item 1.01. Entry Into a Material Definitive Agreement.
Amendment No. 1 to Forbearance Agreement dated May 22, 2023
On May 31, 2023, Unique Fabricating NA, Inc. and Unique-Intasco Canada, Inc. and their parent, Unique Fabricating, Inc. (the “Company”) and their subsidiaries entered into Amendment No. 1 to Forbearance Agreement dated May 22, 2023 (“Amendment No. 1”), with respect to the Credit Agreement. This amendment reinstated the Swing Line Commitments and the obligations of the Swing Line Lender to make Swing Line Advances as provided in the Credit Agreement.
This summary of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 filed as Exhibit 10.3 to this Current Report on Form 8-K/A and incorporated herein by reference.
Item 9.01. Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Attachments to Exhibits 10.1 and 10.2 are not filed as such attachments (i) do not contain information material to an investment decision, and (ii) are not otherwise disclosed in the applicable exhibit or in this Form 8-K. The contents of the omitted attachments are not separately identified as such information is already included within the applicable exhibit in a manner that conveys the subject matter of the omitted attachment.

Exhibit No.	Description

10.1(1)
Accommodation Agreement, dated May 22, 2023, among General Motors LLC, for itself and on behalf of its subsidiaries and affiliates, FCA US LLC, on behalf of itself and the final vehicle assembly entities FCA Mexico, S.A. de CV and FCA Canada Inc.; Yanfeng Automotive Interior Systems Co., for itself and on behalf of its subsidiaries and affiliates, Unique Fabricating, Inc., a Delaware corporation, Unique-Intasco Canada, Inc. a British Columbia corporation, Unique Fabricating NA, Inc., a Delaware corporation, Unique-Chardan, Inc., a Delaware corporation, Unique Molded Foam Technologies, Inc., a Delaware corporation, Unique Prescotech, Inc., a Delaware corporation, Unique Fabricating Realty, LLC, a Michigan limited liability company, Unique Fabricating South, Inc., a Michigan corporation, and Unique Fabricating de Mexico, S.A. de C.V., corporation with variable capital, duly incorporated pursuant to the laws of Mexico, and Citizens Bank, National Association, a national banking association, in its capacity as agent, for itself and the other financial institutions party to the Loan Documents (as defined) from time to time as lenders.

10.2(1)
Forbearance Agreement, dated May 22, 2023, by and between Unique Fabricating NA, Inc., a Delaware corporation, and Unique-Intasco Canada, Inc., a corporation organized under the laws of the province of British Columbia, the Borrowers, Unique Fabricating, Inc., a Delaware corporation, Unique-Chardan, Inc., a Delaware corporation, Unique Molded Foam Technologies, Inc., a Delaware corporation, Unique Prescotech, Inc., a Delaware corporation, Unique Fabricating Realty, LLC, a Michigan limited liability company, Unique Fabricating South, Inc., a Michigan corporation and Unique-Intasco USA, Inc., a Michigan corporation, each a Guarantor and collectively, the Guaranators, the financial institutions signatory thereto (individually a “Lender,” and collectively the “Lenders”), Citizens Bank, National Association, a national banking association, as Agent for the Lenders (in such capacity, the Agent).

10.3
Amendment No. 1 to Forbearance Agreement dated May 22, 2023, by and between Unique Fabricating NA, Inc., a Delaware corporation, and Unique-Intasco Canada, Inc., a corporation organized under the laws of the province of British Columbia, the Borrowers, Unique Fabricating, Inc., a Delaware corporation, Unique-Chardan, Inc., a Delaware corporation, Unique Molded Foam Technologies, Inc., a Delaware corporation, Unique Prescotech, Inc., a Delaware corporation, Unique Fabricating Realty, LLC, a Michigan limited liability company, Unique Fabricating South, Inc., a Michigan corporation and Unique-Intasco USA, Inc., a Michigan corporation, each a Guarantor and collectively, the Guaranators, the financial institutions signatory thereto (individually a “Lender,” and collectively the “Lenders”), Citizens Bank, National Association, a national banking association, as Agent for the Lenders (in such capacity, the Agent).

99.1	Unique Fabricating, Inc. press release dated May 23, 2023 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on May 26, 2023 and incorporated herein by reference).
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).
__________________________
(1) Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the Registrant if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: June 1, 2023	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer